SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                               August 9, 1999
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                     (Date of earliest event reported)


                          Commonwealth Bancorp, Inc.
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            (Exact name of registrant as specified in its charter)


             Pennsylvania            0-27942                  23-2828883
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(State or other jurisdiction  (Commission File Number)   (IRS Employer
of incorporation)                                        Identification No.)


2 West Lafayette Street, Norristown, Pennsylvania                  19401
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(Address of principal executive offices)                        (Zip Code)


                                (610) 251-1600
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           (Registrant's telephone number, including area code)


                              Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)
Item 5.  Other Events
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    On August 9, 1999, Commonwealth Bancorp, Inc. (the "Company") announced that it has completed its previously announced program to repurchase
1.3 million shares of its outstanding common stock. For additional information, reference is made to the Press Release, dated August 9, 1999, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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    (a)   Financial Statements.

          Not Applicable.

    (b)   Pro Forma Financial Information.

          Not Applicable

    (c)   Exhibits:

          99       Press Release dated August 9, 1999

                                SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             COMMONWEALTH BANCORP, INC.



Date:  August 11, 1999       By:  /s/Charles M. Johnston
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                                  Charles M. Johnston
                                  Chief Financial Officer